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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 22, 2003

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

     United States                     0-49711               04-3693643
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

660 Enfield Street, Enfield, Connecticut                    06082
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (860) 253-5200
                                                    --------------

                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEMS 1, 2, 3, 4, 6, 8 AND 9.   NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.
         -------------

      On January 22, 2003, New England Bancshares, Inc. ("New England Bancshares"), a corporation formed under the laws of the United States of America and the mid-tier stock holding company of Enfield Federal Savings and Loan Association ("Enfield Federal"), a federally-chartered savings and loan association, entered into an Agreement and Plan of Merger, dated as of January 22, 2003 (together with exhibits attached thereto, the "Agreement"), by and among New England Bancshares, Enfield Mutual Holding Company, Enfield Federal and Windsor Locks Community Bank, FSL, a federally-chartered savings and loan association. The Agreement provides, among other things, that Windsor Locks will merge with and into Enfield Federal with Enfield Federal being the surviving entity. A copy of the Agreement is attached to this Form 8-K as Exhibit 2.1 and incorporated herein by reference. A copy of the press release announcing the transaction is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

         Exhibit 2.1 Agreement and Plan of Merger dated January 22, 2003 by and between Enfield Mutual Holding Company, New England Bancshares, Inc., Enfield Federal Savings and Loan Association and Windsor Locks Community Bank, FSL

         Exhibit 99.1  Press release dated January 22, 2003







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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                NEW ENGLAND BANCSHARES, INC.




Date:  January 24, 2003         By: /s/ David J. O'Connor
                                    -------------------------------------
                                    David J. O'Connor
                                    President and Chief Executive Officer









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                                 EXHIBIT INDEX
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Exhibit No.             Description
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   2.1                 Agreement and Plan of Merger dated January 22, 2003 by
                       and between Enfield Mutual Holding Company, New England Bancshares, Inc., Enfield Federal Savings and Loan Association and Windsor Locks Community Bank, FSL

  99.1                 Press release dated January 22, 2003









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